Exhibit 99.1

Media Release Ad hoc announcement pursuant to Art. 53 LR

Amrize Appoints Sam Poletti as Chief Financial Officer

CHICAGO & ZUG, Switzerland, August 24, 2026 – The Amrize (NYSE: AMRZ) Board of Directors has appointed Samuel J. Poletti as Chief Financial Officer, effective August 24. Poletti succeeds Baris Oran, who is stepping down for personal reasons. The company has also named Dillon Cumming as vice president of Investor Relations.

Poletti has been a member of Amrize’s Executive Committee as its Chief Strategy and M&A Officer since the company’s listing on the NYSE in June 2025.  Poletti led the successful spin-off of Amrize overseeing all the financial and non-financial aspects of establishing the independent company. With a more than 20-year career at Holcim in M&A, Finance and Strategy, Poletti oversaw the transformational acquisitions in Building Envelope, which doubled the size of the North American business, while leading value accretive transactions in Building Materials, from cement to aggregates. As CFO, Poletti will be based at Amrize’s operational headquarters in Chicago.
Samuel J. Poletti

Jan Jenisch, Chairman and CEO: “I am thrilled to welcome Sam as our Chief Financial Officer. He is an exceptional leader with a high impact track record and deep experience in our business, from his instrumental role in leading our spin-off to driving value accretive transactions to position Amrize for growth in the most attractive markets. Sam is a highly respected member of our executive team, and I look forward to working with him in his new role as we continue to drive profitable growth and long-term shareholder value creation.”

“I thank Baris for his contributions during his time at Amrize, and we wish him well in his future endeavors.”

In addition, Dillon Cumming has been appointed as vice president of Investor Relations.  Cumming will join Amrize on September 8 to lead the global investor relations team and strategy, serving as the primary liaison to the investment community.

Cumming joins Amrize following a distinguished career with premier Wall Street institutions with a strategic focus on the world’s leading industrials and building materials companies. Taking on roles of increasing responsibility in financial analysis, equity research, and institutional advisory services, he most recently led financial and strategic analysis of the Industrials sector with Walleye Capital. Previously, he led coverage of the world’s leading building materials companies at Morgan Stanley, as Vice President, Equity Research – Head of US Machinery & Construction.
Dillon Cumming

Media Relations: media@amrize.com	Investor Relations: investors@amrize.com

Media Release Ad hoc announcement pursuant to Art. 53 LR

About Amrize
Amrize (NYSE: AMRZ) is building North America, as the partner of choice for professional builders with advanced branded solutions from foundation to rooftop. With over 1,000 sites and a highly efficient distribution network, we deliver for our customers in every U.S. state and Canadian province. Our 19,000 teammates uniquely serve every construction market from infrastructure, commercial and residential to new build, repair and refurbishment. Amrize achieved $11.8 billion in revenue in 2025 and is listed on the New York Stock Exchange and the SIX Swiss Exchange. We are ready to build your ambition.  Learn more at amrize.com

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this release may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act, such as statements regarding expected cost savings, future financial targets, business strategies, management’s views with respect to future events and financial performance, and the assumptions underlying such expected cost savings, targets, strategies, and statements. These forward-looking statements concern our goals, beliefs, expectations, strategies, objectives, plans, future operating results and underlying assumptions, and other statements that are not necessarily based on historical facts. Without limitation, you can identify these statements by the fact that they do not relate strictly to historical or current facts, and these statements may contain words such as “may,” “will,” “could,” “should,” “might,” “projects,” “expects,” “believes,” “anticipates,” “intends,” “plans,” “continue,” “estimate,” or “pursue,” or similar expressions, or the negative or other variations thereof or comparable terms. In particular, they include statements relating to, among other things, future actions, strategies, future performance, future revenues, income and cash flows, the outcome of contingencies such as legal proceedings, and regulatory compliance. Actual results may differ materially from those contemplated (expressed or implied) by such forward-looking statements because of, among other things, potential risks and uncertainties, such as: the effect of political, economic and market conditions and geopolitical events; the level of demand in the construction industry; the cyclicality of the industries and businesses in which our customers operate; changes in the cost and/or availability of raw materials required to run our business; energy and fuel costs; adverse weather conditions and natural disasters; the logistical and other challenges inherent in our operations; the actions and initiatives of current and potential competitors; the level and volatility of, interest rates and other market indices; the ability of Amrize to realize the expected synergies for our acquisitions; the ability of Amrize to achieve margin expansion goals; the ability of Amrize to maintain satisfactory credit ratings; the outcome of pending litigation or future litigation; the impact of current, pending and future legislation and regulation; factors related to the failure of Amrize to achieve some or all of the expected strategic benefits or opportunities expected from the separation from Holcim Ltd (“Holcim”); material costs and expenses as a result of the separation from Holcim; our limited history operating as an independent, publicly traded company; our obligation to indemnify Holcim pursuant to the agreements entered into connection with the separation and the risk Holcim may not fulfill any obligations to indemnify Amrize under such agreements; that under applicable tax law, Amrize may be liable for certain tax liabilities of Holcim following the separation if Holcim were to fail to pay such taxes; the fact that Amrize may receive worse commercial terms from third-parties for services it used to receive from Holcim prior to the separation; the fact that certain of Amrize's executive officers and directors may have actual or potential conflicts of interest because of their previous positions at Holcim; and potential difficulties in maintaining relationships with key personnel; and other factors which can be found in Amrize’s media releases and Amrize’s filings with the SEC, including in the our Annual Report on Form 10-K for the year ended December 31, 2025, including Item 1A. “Risk Factors.”

Media Relations: media@amrize.com	Investor Relations: investors@amrize.com

Media Release Ad hoc announcement pursuant to Art. 53 LR
The forward-looking statements made in this release are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Amrize on its website or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements. These statements are not guarantees of future performance and are subject to future events, risks and uncertainties – many of which are beyond our control, dependent on the actions of third parties, or currently unknown to us – as well as potentially inaccurate assumptions that could cause actual results to differ materially from our historical experience and our expectations and projections.  We do not undertake or assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise. You are advised, however, to review any further disclosures we make on related subjects in our filings with the Securities and Exchange Commission and in our other public statements.

Media Relations: media@amrize.com	Investor Relations: investors@amrize.com